UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	November 2, 2007

MRU Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33073	33-0954381
(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 13th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 398-1780
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2007, in connection with the Private Placement (as defined below) described under Item 3.02 below, MRU Holdings, Inc. (the ”Company”) entered into a Registration Rights Agreement by and among the Company and the purchasers in the Private Placement (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Company has agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) on or prior to December 5, 2007, a Registration Statement covering the resale of the shares of the Company’s common stock sold in the Private Placement (the “Registration Statement”). The Company has agreed to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) as soon as practicable, but in no event later than March 4, 2008.

In the event that (i) (A) the Company does not file the Registration Statement with the SEC on or prior to the applicable filing deadline or (B) the Registration Statement is not declared effective by the SEC on or prior to such deadline; or (ii) on any day after the effective date of such Registration Statement, sales of registrable securities cannot be made because of a failure to: (x) keep such Registration Statement effective or (y) disclose such information as is necessary for sales to be made or (z) register a sufficient amount of its common stock, then the Company will pay to each Buyer (defined below) an amount in cash equal to one percent (1%) of the aggregate purchase price paid by such Buyer on every 30th day until such failure is cured (pro-rated for periods totaling less than 30 days), not to exceed, in the aggregate, seven and one half percent (7.5%) of the aggregate purchase price of all the Shares (defined below). In the event that the Company fails to pay in a timely manner, the payments to each Buyer will bear interest at the rate of one percent (1.0%) per month (pro-rated for partial months) until paid in full. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The forgoing description of the Registration Rights Agreement is a summary only and is qualified by reference to Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

On November 2, 2007, the Company entered into a securities purchase agreement (the “Purchase Agreement”), by and among the Company and the buyers named therein (individually, a “Buyer” and collectively, the “Buyers”) to issue and sell an aggregate of 5,180,000 shares (the “Shares”) of its common stock, for total gross proceeds to the Company of $24,367,500, before deduction of commissions and other expenses of the offering. Except with respect to 850,000 shares sold to certain affiliates of the Company which were sold at $4.98 per share, the closing bid price of its common stock on November 2, 2007, the Shares issued in the Private Placement were sold at a price of $4.65 per share. The Company will use the proceeds from the sale of the Shares for general corporate and working capital purposes.

The Shares were offered in a private placement (the “Private Placement”), have not been registered under the Securities Act, and may not be offered or sold in the United States absent the registration of the resale of the Shares or an applicable exemption from the registration requirements of the Securities Act. The transactions contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act, pursuant to Section 4(2) and/or Regulation D thereunder. Pursuant to the Purchase Agreement, each of the Buyers made representations to the Company regarding their respective suitability to invest in the Private Placement, including, without limitation, that each Buyer qualifies as an “accredited investor” as that term is defined under Rule 501(a) of the Securities Act.

Under the Purchase Agreement, the Company made representations and warranties that are standard for transactions of a similar type and agreed to indemnify the Buyers for any breach of such representations and warranties. In addition, the Company agreed that, with the exception of certain types of transactions and in connection with its obligations under existing agreements, it would not sell any additional shares of common stock, or other securities convertible into or exchangeable for common stock, for the period commencing on the date of the Purchase Agreement until 30 days following the effectiveness of the Registration Statement.

The Company retained Bear, Stearns & Co. Inc. (“BSCI”) and Piper Jaffray & Co. (“Piper Jaffray” and together with BSCI, the “Agents”) to serve as the exclusive placement agents to offer and sell the Shares pursuant to a placement agency agreement. BSCI acted as the sole lead placement agent and Piper Jaffray acted as co-manager of the Private Placement. The Company has paid the Agents a placement fee equal to $1,329,960 in the aggregate.

In connection with the Purchase Agreement, each of the Company’s directors and executive officers entered into customary lock-up agreements.

This Current Report on Form 8-K (the “Current Report”) shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On November 6, 2007, the Company issued a press release attached hereto as Exhibit 99.1 in connection with the Private Placement.

Attached as Exhibit 99.2 hereto is an investor slide presentation which contains information that was communicated to potential investors in the Private Placement.

The information in this Current Report under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation by reference language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Registration Rights Agreement, dated as of November 2, 2007, by and among the Company and the Buyers named therein.
99.1	Press release dated November 6, 2007.
99.2	Company investor presentation slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRU HOLDINGS, INC.

November 6, 2007	By:	/s/ Yariv Katz
Name: Yariv Katz
Title: Vice President and General Counsel